                                                                   EXHIBIT 10.13


                   SUBLEASE

           [LOGO]  CB Commercial Real Estate Group, Inc.
                   Brokerage and Management
                   Licensed Real Estate Broker


1.          PARTIES.

            This Sublease, dated May 19, 1997, is made between Endocare, Inc. ("Sublessor"), and XL Vision, a Delaware corporation ("Sublessee").

2.          MASTER LEASE.

            Sublessor is the lessee under a written lease dated September 20, 1995, wherein Irvine Technology Partners II ("Lessor") leased to Sublessor the real property located in the City of Irvine, County of Orange, State of California, described as Technology Plaza I, 18 Technology, Suites 133 and 134, Irvine, consisting of approximately 5,161 rentable square feet in a larger multi-tenant, R&D, and business park ("Master Premises"). Said lease has been amended by the following amendments:

            The First Amendment to Lease dated April 29, 1996

            said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."

3.          PREMISES.

            Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premiss ("Premises"): Approximately 5,161 rentable square feet. The address is 18 Technology, Suites 133 and 134, Irvine, California 92718.

4.          WARRANTY BY SUBLESSOR.

            Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.          TERM.

            The Term of this Sublease shall commence on June 1, 1997 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall as occur, and end on September 30, 1998 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6.          RENT.

            6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at 7 Studebaker, Irvine, California 92718, or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of three thousand seven hundred sixteen and 0/100 Dollars ($3,716.00) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of three thousand seven hundred sixteen and 0/100 Dollars ($3,716.00) as rent for June 1- June 30, 1997. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a pier diem basis.
                        Additional provisions:




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

            6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities or insurance, then Sublessee shall pay to Sublessor as additional rent, one hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner, and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7.          SECURITY DEPOSIT.

            Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of three thousand seven hundred sixteen and 00/100 Dollars ($3,716.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or as much thereof as had not the theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8.          USE OF PREMISES.

            The Premises shall be used and occupied only for general office, and storage of medical products, and for no other use or purpose.

9.          ASSIGNMENT AND SUBLETTING.

            Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.         OTHER PROVISIONS OF SUBLEASE.

            All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following:

            ___________________________________________________________________

            ___________________________________________________________________

            Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.         ATTORNEYS' FEES.

            If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with the Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.



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

12.         AGENCY DISCLOSURE.

            Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except:
            CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Endocare, Inc., and CB COMMERCIAL REAL ESTATE GROUP, INC., who represents XL VISION. In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13.         COMMISSION.

            Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of per a separate agreement __________ Dollars ($__________), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14.         NOTICES.

            All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address herein below, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

            To Sublessor:  7 Studebaker, Irvine, California  92718

            To Sublessee:  10305 102nd Terrace, Sebastian, Florida 32958

15.         CONSENT BY LESSOR.

            THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.



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16.         COMPLIANCE.

            The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.



Sublessor:   Endocare, Inc.           Sublessee: XL Vision
             -----------------------             -----------------------------
By:          /s/ Paul W. Mikus        By:        /s/ James E. Wellman
             -----------------------             -----------------------------
Title:       CEO       6/10/97        Title:     VP of Administration   6/6/97
             -----------------------             -----------------------------
By:                                   By:
             -----------------------             -----------------------------
Title:                                Title:
             -----------------------             -----------------------------
Date:                                 Date:
             -----------------------             -----------------------------


                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.



Lessor:
         --------------------------
By:
         --------------------------
Title:
         --------------------------
By:
         --------------------------
Title:
         --------------------------
Date:
         --------------------------


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

CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

                              ADDENDUM TO SUBLEASE

            This Addendum to Sublease (this "Addendum") is entered into as of May 19, 1997 between Endocare, Inc. ("Sublessor") and XL Vision ("Sublessee") concurrently with the execution and delivery of the Sublease dated May 19, 1997 between Sublessor and Sublessee relating to Suites 133 and 134 of the building commonly known as Technology Plaza I in Irvine, California. All references in this Addendum to the "Sublease" refer to said Sublease as amended and supplemented by the Addendum except where the context otherwise requires, including without limitation where specific sections of the Sublease are referred to.

            The purpose of this Addendum is to make certain changes and additions to the Sublease. All capitalized terms not otherwise defined in this Addendum shall have the same meaning as in the Sublease, and all inconsistencies between this Addendum and the Sublease shall be resolved in favor of this Addendum.

            1. Term. Notwithstanding the provisions of Section 5 of the
Sublease:

               (a) the Term of the Sublease shall commence on the later of (i) June 9, 1997 or (ii) five days after Sublessor obtains and delivers to Sublessee the written consent to the Sublease from the Lessor under the Master Lease.

               (b) the failure of Sublessor to obtain the written consent of the Lessor under the Master Lease shall result in the termination of the Sublease as provided in Section 15 of the Sublease unless Sublessor and Sublessee otherwise agree to the contrary in writing; and

               (c) Sublessor agrees to vacate the Premises prior to June 9, 1997 and shall be liable to Sublessee for any failure to do so.

            2. Rent and Deposit. Notwithstanding the provisions of Sections 6 and 7 of the Sublease, Sublessor shall have no obligation to pay any amount contemplated by those sections until the Lessor under the Master Lease has consented to the Sublease as amended and supplemented by this Addendum. No rent or other charges shall accrue or be payable for any period before such consent is obtained.

            3. Assignment and Subletting. Supplementing the provisions of
Section 9 of the Sublease, Sublessor shall not unreasonably withhold its consent to any assignment of the Sublease or further subletting of the Premises by Sublessee.

            4. Other Provisions of Sublease. Notwithstanding the provisions of
Section 10 of the Sublease:

               (a) To clarify the obligation to pay rent to the Lessor under the Master Lease which is already set forth in Section 10 of the Sublease, the Sublessee shall pay to Sublessor and Sublessor shall pay to the Lessor under the Master Lease any additional rent as provided in Section IIIA(4) of the First Amendment to Lease dated April 29, 1996 between said

Lessor under the Master Lease and Sublessor and such amount shall be based upon the Basic Rent under the Master Lease, not the Sublease.

               (b) All amounts payable as Tenant's Share of Operating Expenses pursuant to Section 4.2 of the Master Lease for the Term of the Sublease shall be payable by Sublessee to Sublessor, and a Sublessee shall have no obligation to make such payments directly to the Lessor under the Master Lease. Sublessor will assert to the Lessor under the Master Lease any objection to Operating Expenses as contemplated by Section 4.2(b) of the Master Lease as Sublessee may reasonably request and will cooperate in good faith with Sublessee to have such objection resolved to the reasonable satisfaction of Sublessee. If Sublessee requests that Sublessor assert any such objection, Sublessee will reimburse Sublessor for its reasonable, direct, out-of-pocket expenses ("Out-Of-Pocket Expenses") incurred in asserting the objection (excluding any allocation of general and administrative expense, overhead, employee salaries and the like). If Sublessor has the right to recover any of such expenses from the Lessor under the Master Lease and Sublessee requests that Sublessor do so, Sublessor will assert its right to collect such expenses and, to the extent Sublessor has been reimbursed by Sublessee with respect thereto, Sublessor will pay over to Sublessee the amount so recovered. All Out-Of-Pocket Expenses incurred by Sublessor in asserting such rights will be reimbursed by Sublessee as provided above for expenses incurred in asserting objections to Operating Expenses.

               (c) Sublessee shall have no obligation to Sublessor or the Lessor under the Master Lease with respect to any Hazardous Materials brought upon, stored, used, generated, released or disposed of on, under, from or about the Premises by Sublessor at any time or by another person prior to the Commencement Date.

               (d) Sublessee shall have no obligation to remove any alteration, decoration, fixture, addition, improvement or the like installed by Sublessor on the Premises or by the Lessor under the Master Lease at the request of the Sublessor, notwithstanding the provisions of Section 7.3 and 15 and any other provision of the Lease to the contrary.

               (e) Sublessee's right to assign the Sublease and to sublet the Premises shall be governed by Section 9 of the Sublease and by Article IX of the Master Lease incorporated by reference into the Sublease pursuant to Section 10 of the Sublease.

               (f) In the event of damage or destruction referred to in Article XI of the Master Lease or a taking referred to in Article XII of the Master Lease;

                   (i) Sublessor shall have no obligation to rebuild or restore the Building or the Project;

                   (ii) Any decision by the Lessor under the Master to terminate the Master Lease shall result in a concurrent termination of the Sublease;



                                       2.

                   (iii) Sublessor cannot terminate the Sublease unless the Lessor under the Master terminates the Master Lease or Sublessor has the right to terminate the Master Lease in accordance with its terms and elects to do so;

                   (iv) If Sublessor has the right to terminate the Master Lease in accordance with the terms thereof, Sublessee will have the right to terminate the Sublease, whether or not Sublessor exercises its right to terminate the Master Lease, but such right to terminate under Article XI, if exercised, must be exercised not later than five business days before the last day by which Sublessor has the right to terminate the Master Lease; and

                   (v) Any insurance proceeds or condemnation award payable to Sublessor under the Master Lease shall be payable to Sublessee under the Sublease, except to the extent that the amount of any payment is attributable to the difference between the rent under the Master Lease and the rent under the Sublease.

               (g) Sublessee is not assuming Sublessor's obligations to the Lessor under Sections 13.3 of the Master Lease with respect to the financial statements of Sublessor referred to therein, but said Section 13.3 is incorporated by reference into the Sublease pursuant to Section 10 of the Sublease so that it refers to the financial statements provided by Sublessee to Sublessor.

               (h) Sublessee will deliver to Sublessor an estoppel certificate as contemplated by Section 13.2 of the Master Lease upon 7 days prior written notice form Sublessor provided that, for this purpose, all reference in said
Section 13.2 to "Tenant" shall be deemed to refer to "Sublessee", all references to "Landlord" shall be deemed to refer to "Sublessor" and all references to "this Lease" shall be deemed to refer to the Sublease. Sublessee shall have no other obligations with regard to said Section 13.2 and Sublessor shall continue to be obligated to deliver the estoppel certificate referred to therein to the Lessor under the Master Lease.

               (i) Sublessee does not assume any liability or obligation under the Master Lease arising out of or relating to any default by Sublessor thereunder, except to the extent that such default is caused by a default by Sublessee in the performance of a corresponding covenant incorporated by reference into the Sublease.

               (j) Although Section 14.5 of the Master Lease is incorporated by reference in the Sublease as provided in Section 10 of the Sublease, the thirty
(30) day period of time referred to in said Section 14.5 shall be reduced to three (3) days as incorporated into the Sublease insofar as it relates to any breach of the Sublease by Sublessor involving the failure to pay money to Sublessee, the Lessor under the Master Lease or any other party or to any breach of the provisions of this Addendum.



                                       3.

               (k) Sublessee does not assume any obligation of Sublessor under the Master Lease set forth in Section 15.1, except to the extent the holdover of Sublessor under the Master Lease consists of the holdover of Sublessee under the Sublease.

               (l) The following additional sections of the Master Lease are not incorporated into the Sublease as provided in Section 10 of the Sublease and Sublessee is not assuming and agreeing to perform any of Sublessor's obligations with respect thereto: Sections 4.3, 14.8, Article XVI (to the extent that it relates to the giving of notices, elections, demands, consents, approvals and other communications), Article XIX and Sections 20.10, 22.3, and 22.4.

            5. Obligations Assumed. To clarify the provisions of Section 10 of the Sublease, Sublessee is assuming and agreeing to perform only those obligations of Sublessor under the Master Lease referred to therein which arise during, and are attributable to, the Term of the Sublease. By way of example, Sublessee is agreeing to pay the Operating Expenses contemplated by Section 4.2 of the Master Lease which are attributable to the period from June 1, 1997 to September 30, 1998 (the Term of the Sublease) but is not agreeing to pay Operating Expenses attributable to the period prior to June 1, 1997 even though the amount thereof may be payable during the Term of the Sublease.

            6. Performance of Obligations of Sublessor Under Master Lease. Sublessor will perform in full all of its obligations under the Master Lease not assumed by Sublessee pursuant to the Sublease and will use its best efforts to cause the Lessor under the Master Lease to perform all of its obligations thereunder. If Sublessee requests that Sublessor use its best efforts to cause the Lessor under the Master Lease to perform any of its obligations thereunder, Sublessee will reimburse Sublessor for its Out-Of-Pocket Expenses incurred in doing so. If Sublessor has the right to recover its Out-Of-Pocket Expenses from the Lessor under the Master Lease and Sublessee requests that Sublessor do so, Sublessor will use its best efforts to collect such Expenses and, to the extent Sublessor has been reimbursed by Sublessee with respect thereto, Sublessor will pay over to Sublessee the amount so recovered. All Out-Of-Pocket Expenses incurred by Sublessor in asserting its right to so collect from the Lessor under the Master Lease will likewise be reimbursed by Sublessee as provided above for expenses incurred in causing the Lessor to perform its obligations under the Master Lease.

            Any default by Sublessor in the performance of any such obligations shall be deemed to be a default under the Sublease. In the event Sublessor fails to perform any of such obligations under the Master Lease, Sublessee will have the right, but not the obligation, to tender such performance directly to the Lessor under the Master Lease, and any such performance by Sublessee shall be deemed to satisfy the corresponding obligation to Sublessor under the Sublease.

            Sublessor will deliver to Sublessee and Sublessee will deliver to Sublessor, promptly after receipt by either of them, a copy of any notice of default and any other notice, request, demand or other communication delivered to such party by the Lessor under and



                                       4.

pursuant to the Master Lease and shall keep the other such party advised of any litigation, claim or other event relating to the Premises, the Sublease or the Master Lease.

            7. Surrender of Master Lease. In no event shall Sublessor surrender or otherwise agree or consent to any termination of the Master Lease which would cause a termination or otherwise adversely affect the rights of Sublessee under the Sublease, except as provided in the last sentence of Section 10 of the Sublease.

            8. Performance by Sublessee. The parties acknowledge that Section 10 of the Sublease provides (subject to certain exceptions) both

               (a) that all applicable terms and conditions of the Master Lease are incorporated into and made a part of the Sublease as if Sublessor were the lessor thereunder, Sublessee were the lessee thereunder and the Premises were the Master Premises and

               (b) that Sublessee assumes and agrees to perform Sublessor's obligations under the Master Lease arising during and attributable to the Term of the Sublease to the extent that such obligations are applicable to the Premises.

            The parties further acknowledge their understanding that, taken literally, the provisions in (a) and (b) above could overlap and that Sublessee could be obligated to perform the same obligation twice. For example, (a) and
(b) taken together and literally read could require the Sublessee to pay both the Sublessor and the Lessor under the Master Lease for utilities that are not separately metered or assessed to the tenant under the Master Lease, as provided in Section 6.1. Sublessor and Sublessee intend Section 10 to incorporate into the Sublease only applicable terms and conditions of the Master Lease, and Sublessor agrees that to the extent of any overlap in Sublessee's obligations under the Sublease and applicable obligations under the Master Lease which have been assumed by Sublessee, any performance by Sublessee of such assumed obligations shall be deemed to satisfy Sublessee's obligations under the Sublease.

            9. Disclaimer of Third-Party Beneficiary Rights. Sublessee's assumption of certain of Sublessor's obligations under the Master Lease and the incorporation of certain provisions of the Master Lease into the Sublease by reference are intended to create rights and obligations only between Sublessor and Sublessee and are not intended to make the Lessor under the Master Lease a third-party beneficiary of any such rights and obligations.

            10. Compliance with Law. The obligations of the parties pursuant to
Section 16 of the Sublease to comply with provisions of law apply only to such provisions of law which affect the Sublease, the Premises or the operations of either party on the Premises.

            11. Parking. Sublessee's rights under the Sublease shall include the right to the 15 parking spaces contemplated by the Master Lease.



                                       5.

            12. Entire Agreement. The Sublease and this Addendum cover in full each and every agreement of every kind between the Sublessor and the Sublessee concerning the Premises, and all preliminary negotiations, all agreements, understandings and/or practices except those set forth or referred to in the Sublease or this Addendum are superseded and of no further affect. No verbal agreement or implied covenant shall be held to modify the provisions of this Sublease or this Addendum.



ENDOCARE, INC.                       XL VISION



By:/s/ Paul W. Mikus                 By:/s/ James E. Wellman
   --------------------------           --------------------
       Paul W. Mikus                        James E. Wellman
       CEO  6/10/97                         VP of Administration 6/6/97



                                       6.

                              CONSENT TO SUBLETTING


            I.          PARTIES AND DATES.

            This Consent to Subletting ("Consent") dated May 19, 1997, is by and between IRVINE TECHNOLOGY PARTNERS II ("Landlord"), ENDOCARE, INC. ("Tenant"), and XL VISION ("Subtenant").

            II.         RECITALS.

            On September 20, 1995, Landlord and Tenant entered into a lease ("Lease") for space in a building owned by Landlord and located at 18 Technology, Suites 133 and 134, Irvine, California. The Lease has subsequently been amended on April 19, 1996.

            The Lease contains provisions which require, among other things Tenant to obtain Landlord's consent to any subletting of the Premises. Tenant has requested Landlord to consent to a subletting of the Premises to Subtenant.

            III.        CONSENT TO SUBLETTING.

            For valuable consideration including Tenant's and Subtenant's agreement to the provisions of this Consent, Landlord consents to a subletting to Subtenant of approximately 5,161 rentable square feet of the Premises. Tenant and Subtenant agree that this Consent is conditioned upon their agreement that:

                        A. The sublease agreement ("Sublease") between Tenant and Subtenant is expressly subject to the provisions of the Lease, a copy of which Subtenant acknowledges it has received.

                        B. Tenant will deliver a copy of the Sublease to Landlord within five (5) business days of landlord's request, provided that if the Sublease is not in writing, Tenant may deliver a reasonably detailed summary of the Sublease including information respecting the length of the term and the amount of rent and other charges payable under the Sublease, which summary shall be approved by Subtenant.

                        C. Tenant's obligations under the Lease shall not be affected by this Consent.

                        D. Landlord shall be entitled to receive profits derived by Tenant from this subletting in accordance with the provisions of the Lease.

                        E. The provisions of the Lease respecting assignment and subletting are not waived with respect to future assignments and sublettings.

                        F. Subtenant is not claiming any interest in a right belonging solely to Tenant pursuant to the Lease.

                        G. The Lease is in full force and effect and that Landlord is not in breach of any provision of the Lease.

                        H. That if the Sublease terminates by reason of a termination of the Lease, landlord may, at its option, by delivering written notice to Subtenant, assume the obligation of Tenant under the Sublease in which event Subtenant shall recognize Landlord as if it were Sublandlord under the Sublease.

            IV.         SUBTENANT'S PRINCIPAL PLACE OF BUSINESS.

            The address of Subtenant's principal place of business is 10305 102nd Terrace, Sebastian, FL 32958.

            V.          GENERAL.

                        A. EFFECT OF SUBLETTING. The Lease and Tenant's obligations to Landlord shall not be deemed to have been modified by this Consent.

                        B. ENTIRE AGREEMENT. This Consent embodies the entire understanding between Landlord, Tenant and Subtenant with respect to the subletting and can be changed only by an instrument in writing signed by the party against whom enforcement is sought.

                        C. COUNTERPARTS. If this Consent is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one in the same Consent. In any action or proceeding, any photographic, photostatic, or other copy of this Consent may be introduced into evidence without foundation.

                        D. DEFINED TERMS. All words commencing with initial capital letters in this Consent and defined in the Lease shall have the same meaning in this Consent as in the Lease.

                        E. CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Consent for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Consent on behalf of the corporation or partnership and that this Consent is binding upon the corporation or partnership in accordance with its terms.

                        F. ATTORNEYS' FEES. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Consent to Subletting.

            VI.         EXECUTION.

            Landlord, Tenant and Subtenant have entered into this Consent as of the date set forth in "I. PARTIES AND DATE" above.


LANDLORD:                               TENANT:
                                        ENDOCARE, INC.



IRVINE TECHNOLOGY PARTNERS II,          /s/ Paul W. Mikus
a California general partnership        ------------------------------------
                                        CEO   6/10/97
                                        ------------------------------------

By:  THE IRVINE COMPANY,                By:
     a Michigan corporation                   ------------------------------
     Its General Partner                Title:
                                              ------------------------------
     By:  /s/ J. Donald McNutt          By:
          --------------------------          ------------------------------
          J. Donald McNutt, Senior      Title:
          Vice President, Irvine              ------------------------------
          Industrial Company, a
          division of The Irvine
          Company

     By:  /s/ John C. Tsu               SUBTENANT:
          --------------------------
          John C. Tsu, Assistant
          Secretary

                                        XL VISION
                                        ------------------------------------

                                        By:    /s/ James E. Wellman
                                               -----------------------------
                                        Title: James E. Wellman
                                               -----------------------------
                                               VP of Administration
                                                          6/6/97



                                        By:
                                              ------------------------------
                                        Title:
                                              ------------------------------


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